UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2013 (May 23, 2013)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further discussed below in Item 5.07, on May 23, 2013, at the 2013 annual meeting of stockholders (the “Annual Meeting”) of Acadia Healthcare Company, Inc. (the “Company”), the stockholders of the Company approved the Amended and Restated Incentive Compensation Plan (the “Incentive Compensation Plan”). The plan was amended and restated to increase by 2,000,000 the aggregate number of shares of the Company’s common stock which may be issued or used for reference purposes for awards granted under the plan and include certain other changes with respect to the administration of the plan. A summary of the material terms of the Incentive Compensation Plan is set forth on pages 9 through 15 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2013. The summary and the foregoing description of the Incentive Compensation Plan are qualified in their entirety by reference to the text of the Incentive Compensation Plan, a copy of which was included as Appendix A to the proxy statement filed with the SEC and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 23, 2013. The proposals considered at the Annual Meeting were voted on as follows:

1. The following individuals were elected to serve as Class II directors until the Company’s annual meeting of stockholders in 2016 or until their successors have been elected and take office. The voting results were as follows:

	For	Withheld	Broker Non-Votes
William F. Grieco	42,374,980	1,950,729	2,415,470
Joey A. Jacobs	37,273,776	7,051,933	2,415,470
Kyle D. Lattner	34,175,518	10,150,191	2,415,470
Reeve B. Waud	24,985,750	19,339,959	2,415,470

2. The Company’s stockholders approved the Incentive Compensation Plan of the Company, by the following vote:

For	Against	Abstain	Broker Non-Votes
42,519,145	1,801,935	4,629	2,415,470

3. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the SEC on April 30, 2013), by the following vote:

For	Against	Abstain	Broker Non-Votes
42,347,740	1,971,606	6,363	2,415,470

4. The Company’s stockholders approved, on a non-binding advisory basis, one year as the frequency with which the Company should conduct an advisory vote on the compensation of the Company’s Named Executive Officers, by the following vote:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
17,949,892	1,407,044	24,958,228	10,545	2,415,470

Based on the stockholder vote, on May 23, 2013, the Company’s Board of Directors determined that the Company will hold an advisory vote on the compensation of the Company’s Named Executive Officers every year until the next stockholder advisory vote on the frequency of stockholder votes on the compensation of executive officers or until the Board of Directors otherwise determines that a different frequency for such advisory vote would be in the best interests of the Company’s stockholders.

5. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, by the following vote:

For	Against	Abstain
46,543,696	190,910	6,573

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10	Incentive Compensation Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2013 (File No. 001-35331))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: May 24, 2013	By:	/s/ Christopher L. Howard
Christopher L. Howard Executive Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

10	Incentive Compensation Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2013 (File No. 001-35331))